UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2022

Franchise Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Innovation Court, Suite J

Delaware, Ohio 43015

(Address of Principal Executive Offices) (ZIP Code)

(740) 363-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	NASDAQ Global Market
7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 22, 2022, Franchise Group, Inc. (the “Company”), Valor Acquisition, LLC, (together with its subsidiaries that are also borrowers, the “TVS Borrowers”), Franchise Group Newco Intermediate AF, LLC (together with its subsidiaries that are also borrowers, the “AFG Borrowers”), Franchise Group Newco PSP, LLC (together with its subsidiaries that are also borrowers, the “PSP Borrowers”) and W.S. Badcock Corporation (“Badcock Borrower” and, together with the Company, the TVS Borrowers, the AFG Borrowers and the PSP Borrowers, the “ABL Borrowers”) entered into the Third Amendment (the “ABL Amendment”) to the Third Amended and Restated Loan and Security Agreement (as amended, the “FRG ABL Revolver Agreement” and the senior secured revolving loan facility thereunder, the “ABL Revolver”) by and among the ABL Borrowers, the guarantors from time to time party thereto (together with the ABL Borrowers, the “ABL Loan Parties”), the lenders and issuing bank from time to time party thereto and JPMorgan Chase Bank, N.A., as agent (the “ABL Agent”). The ABL Amendment amends the FRG ABL Revolver Agreement to, among other things, increase the revolving credit facility commitments to $400,000,000, amend the terms of the borrowing base and provide for the inclusion of certain types of inventory to the borrowing base, and make certain other changes to reflect the increase in the revolving credit facility commitments and the addition of the Badcock Borrower to the ABL Loan Parties.

The description of the ABL Amendment is qualified in its entirety by reference to the text of the document that is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in "Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

d)	Exhibits.

Exhibit No.	Description

10.1	Third Amendment to the Third Amended and Restated Loan and Security Agreement by and among the ABL Loan Parties, the lenders and issuing bank from time to time party thereto, and JPMorgan Chase Bank, N.A., as agent*

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

* All exhibits and schedules other than Exhibit A to the ABL Amendment have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the SEC upon request by the SEC; provided, however, that the Company reserves the right to request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: August 23, 2022	By: /s/ Eric Seeton
Name: Eric Seeton
Title: Chief Financial Officer